Significant Events in the Reportimg Period (Details) - Schedule of assets acquired and liabilities $ in Thousands	Sep. 30, 2021 USD ($)
Schedule of assets acquired and liabilities [Abstract]
Inventories	$ 184
Intangible assets	1,378	[1]
Property, plant and equipment, net	82
Total acquired assets	1,644
Assumed liabilities	(240)
Net identifiable assets	$ 1,404

[1]	The fair value of intangible assets (FDA-License for plasma collection and goodwill) has been determined provisionally pending completion of an independent valuation. If new information is obtained within one year from the acquisition date about facts and circumstances that existed at the acquisition date, the Company will retrospectively adjust the relevant amounts that were recognized at the time of the acquisition.